The ServiceMaster Company

America's Service Brands for Home and Business

Ernie Mrozek, President and CFO

William Blair & Co., 26th Annual Growth Stock Conference

June 29, 2006

Forward-Looking Statement

This presentation contains statements concerning future results and other matters that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends that these forward-looking statements, which look forward in time and include everything other than historical information, be subject to the safe harbors created by such legislation. Forward-looking statements involve risks and uncertainties that may affect the Company’s results of operations, financial condition or cash flows. Factors that may cause actual results to differ materially from those expressed or implied in a forward-looking statement include the following (among others): weather conditions that affect the demand for the Company’s services; changes in the source and intensity of competition in the markets served by the Company; labor shortages or increases in wage rates; unexpected increases in operating costs, such as higher insurance premiums, self insurance and healthcare claim costs; higher fuel prices; changes in the types or mix of the Company’s service offerings or products; increased governmental regulation including telemarketing and environmental restrictions; general economic conditions in the United States, especially as they may affect home sales or consumer spending levels; time, expenses and cash flows associated with integrating, selling, or winding down businesses; and other factors described from time to time in documents filed by the Company with the Securities and Exchange Commission. A copy of this presentation is available on our website at www.svm.com in the Investor Relations Section.

The ServiceMaster Company
at a Glance

Values Based Company

Leading Brands

Large and Growing Markets

Compelling Business Model

Solid Financial Results

Strategic Framework for Accelerating Growth

We  are accountable  to:

Honor God in
all we do

Excel with
customers

Grow
profitably

Help people
develop

Context for Regular Decisions in Every Corner of the Enterprise.

Values Based Company

The ServiceMaster Company

	TERMINIX			
	TruGreen ChemLawn			
	TruGreen LandCare			
	AHS American Home Shield / AmeriSpec Home Inspection Service			
	ServiceMaster Clean / Furniture Medic			
	merry maids			
	INSTAR Services Group

Leading Brands in
Highly Fragmented and
Under-penetrated Markets

NA

<1%

Commercial Disaster
Response and
Reconstruction

#2

15%

23%

Residential Lawn, Shrub
and Tree Care

#1

11%

5-12%

37%

3%

22%

Market
Share

6%*

1-7%

4%

NA

12%

Household
Penetration

Commercial Landscape
Maintenance

#1

#1

#1

#1

#1

Market
Position

Maid Services

Disaster Restoration,
Cleaning, Janitorial,
Furniture Repair

Home Warranty and
Inspection

Pest and Termite Control

Services

Brand

* Professional Market Only

Large and Growing Markets
Favorable Demographic Trends

Home services outpacing overall household consumption by 1.5 to 2x’s.
Growing population migrating to the South… prime termite, pest and lawn territory.

More, larger homes and properties…and more important

Aging population, changing
lifestyles and family
structures that favor services

Household penetration
low… and opportune

Compelling Business Model

High recurring revenue

Low volatility and risk

Returns exceeding cost of capital

Exceptional cash flows

Strong, reliable dividend

Solid balance sheet - Investment Grade

Revenue Growth 2004-2005

* Returns based on ROI including Goodwill

Terminix

LandCare

LawnCare

Franchises

American Home
Shield

Cost of Capital = 9%

0%

Bulk of Portfolio Returns
Exceeding Cost of Capital

InStar

The ServiceMaster Company

$400
$350
$300
$250
$200
$150
$100
$50
$0
2002
2003
2004
2005

Exceptional Cash Flows
Consistently Exceed Net Income*

  * Comparable basis, excluding unusual items

Cash From Operations

Net Income

$ millions

Cash from Operations

Multiple        2.2X                     1.7X                    2.1X                    1.8X

Average

2.0X

Fundamentals

Low fixed asset requirements

Significant prepayments

Quick accounts receivable
turnover

Minimal inventories

Recurring deferred tax benefit

The ServiceMaster Company

$80
$60
$40
$20
$0
2004
2005
2006
2007 - 2012

Exceptional Cash Flows
Significant Annual Cash Tax Benefit of
.19 per share;(1)  Not Included In EPS

(1)

Assumes 2007 – 2012 Estimate of $53 million and 305 million Diluted Shares Outstanding

(2)

Excludes Impact from IRS Settlement

(2)

(2)

Annual
Average

$ millions

Deferred Tax Benefit of $.19
Impacts Valuation

*  Current Multiple based on 06-23-06 price divided by fiscal ’05 EPS.  Cash EPS = EPS plus the change in deferred taxes on the Cash Flow
   Statement.

   Peers:  Cintas, Aramark, Rollins, Cendant, Ecolab, Scotts

Trailing P /E Multiple* Comparison to Peer Group

.61

.80

22X

17X

22X

13X

Book EPS

Cash EPS

The ServiceMaster Company

0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00

Dividend Growth

Evaluating increasing rate of growth
based on improving cash flows

Share Repurchase

$80m - $100m targeted in 2006

Combined yield currently

exceeds 7.0%

Strong History and
Commitment of Cash Returns

1970 - 2005

4.2% Dividend Yield

35 years of
consecutive
growth

Performing as We Transform

*Continuing operations; excludes unusual items 2002 to 2004.

+2%

+1%

+4%

2003

FY

Growth Rates

+9%

+12%

+9%

Pre-Tax Income*

+6%

+6%

+4%

Revenue

2005

FY

2004

FY

2003

2H

+10%

+12%

+9%

EPS*

Become
Systematically
Stronger

Be the

Preferred Service
Employer

Expand Market
Share and the
Category

Satisfy Customers
at Every Touch
Point

Vision: To Win Big by Transforming the Experience

of the Home and Business Owner

The Foundation of the Strategic Plan for Every Brand

Our Strategic Framework
for Accelerating Growth

Satisfy

Customers at

Every Touch

Point

Strategies

Keep more customers by delivering our service as
promised every time

Make it easier for the customer to do business with us

Our Strategic Framework
for Accelerating Growth

Satisfying Customers at Every
Touch Point
Strong Current Position

Amazon…Fed Ex…ServiceMaster Clean

Wal-Mart…Apple Computer…Nike…AHS

Hyatt…Southwest Air…TruGreen…Terminix

Blue Cross Blue Shield…SBC…Ramada Hotels

Cable TV…McDonalds…United Airlines

                                 80+

                        75-79

                     70-74

                  65-69

              55-64

Invoice

Guarantee

Service

Agreement

Experience with

Technician

70

79

0.5

Terminix Scores

Source: Fall 2004 national report

1.8

79

0.2

Sales Rep

79

0.1

75

1.1

73

Scheduling

70

1.4

Pricing

64

0.6

Problem

Resolution

45

1.6

Impact on overall CSI

Subscore

Satisfy Customers at Every
Touch Point
Opportunity for Improvement

Customer
Satisfaction
Index

(CSI)

Invoice

Guarantee

Service

Agreement

Experience with

Technician

70

79

0.5

Terminix Scores

Source: Fall 2004 national report

1.8

79

0.2

Sales Rep

79

0.1

75

1.1

73

Scheduling

70

1.4

Pricing

64

0.6

Problem

Resolution

45

1.6

Impact on overall CSI

Satisfy Customers at Every
Touch Point
Opportunity for Improvement

Customer
Satisfaction
Index

(CSI)

Operating Focus:

Perform quality audits and review
with customer

Be easy to reach

Log and track all inquires and
complaints

Exceed new standards for speed
of response

Perform follow up call to confirm
resolution

Survey satisfaction monthly by
brand

Tie incentives at all levels to improvements

Satisfying Customers at Every
Touch Point
Favorably Impacting Growth and Retention

Retained customers are most profitable.  Substantial opportunity for continued improvement in retention.

Highly satisfied customers are persuasive and vocal advocates

Increased referrals

Improved price receptivity

Expand

Market Share

and the

Category

Our Strategic Framework for
Accelerating Growth

Strategies

Reach more new customers with a differentiated brand
experience

Attract new customers

Favorable demographics

More differentiated brand offerings

Expanded channels of distribution

Strengthen and expand commercial services

The ServiceMaster Company

INSTAR SERVICES GROUP

ServiceMASTER Clean

Expand Commercial Services

Excellent Strategic Fit ServiceMaster Clean and InStar

Sales

Project
Management

Customer
Interruption

Rebuild

Remediation

Outsourced

Be the

Preferred

Service

Employer

Our Strategic Framework
for Accelerating Growth

Strategies

Recruit and retain the right people

Train and provide incentives for our people to
consistently deliver the best customer experience

Become

Systematically

Stronger

Our Strategic Framework for
Accelerating Growth

Strategies

Connect the service specialist to the customer
through technology

Simplify service centers and functional processes

Tools

Routing/scheduling tools

GPS

Handheld devices

Outcomes

Drive time reduction

Fewer technicians

Smaller fleet

Reduced fuel consumption

Improved safety

Higher customer satisfaction

More on-time arrivals

More informed technicians

Right materials to fix the problem

Higher employee satisfaction

Better tools

Less administrative work

Higher earnings potential

Becoming Systematically
Stronger
Technology Improves Service Quality and
Productivity

Purposes

Leverage expertise

Streamline support processes

Align costs with adjusted revenue base

Becoming Systematically
Stronger
Project Accelerate

Branch and Service Centers

Implement improved operational models

Focus on customer experience and service management

Larger cost pool

Outcomes

Improve quality and consistency of  functional
support

Achieve net annualized bottom line savings of
$25m - $35m by mid 2007

Also provide funds for reinvestment and to offset
certain factor costs

Implementation Continuing Over the Next 12 Months

Future Opportunities

A Compelling Investment
Opportunity

Large, expanding markets

Strong competitive position

Experienced and committed management team

Compelling business model

Multiple growth accelerators

Excellent dividend and total return